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                                                                   EXHIBIT 10.14

                      CONFIDENTIAL RESIGNATION AGREEMENT
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                         AND GENERAL RELEASE OF CLAIMS
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1.  Tom Tomasetti ("Tomasetti") is currently the president of Consilium, Inc.
(the "Company") and a member of the Company's Board of Directors. In light of certain impending organizational changes, Tomasetti and the Company agree that
their employment relationship will be amended.   In accordance with that
agreement and understanding, Tomasetti and the Company agree as set forth below.

2. Tomasetti and the Company agree that Tomasetti shall resign from his capacity as an officer, but will remain a Board member of the Company effective June 14, 1996.

3. Subsequent to June 14, 1996, Tomasetti will remain an employee of the Company until June 30, 1997. However during the remainder of Tomasetti's employment he will not be covered under any of the company's employee benefit plans except as set forth in paragraph 5 (b) below, and he will not accrue any vacation.

4. Tomasetti hereby resigns from his employment with the Company effective June 30, 1997 (the "Resignation Date").

5. In exchange for the release of claims set forth below and upon the effectiveness of this Agreement, the Company agrees to provide Tomasetti with the following benefits:

     (a) continuation of Tomasetti's base salary at his current monthly base salary paid in accordance with the Company's normal payroll procedures and less applicable withholding through the Resignation Date. Tomasetti will not be entitled to any bonus programs;

     (b) As of June 30, 1996, Tomasetti shall be entitled to elect continued medical, dental, vision and life insurance coverage in accordance with applicable provisions of federal law (COBRA) and the Company shall pay the cost of such continued coverage under the Company's group employee medical, dental, vision and life insurance plan through the earlier of (i) the Resignation Date, or (ii) the date Tomasetti is covered under another employer's group insurance plans. Thereafter, Tomasetti shall be responsible for such payments through the end of the COBRA election period as established under federal law.

     (c) Tomasetti was previously granted three options under the Company's 1983 Stock Option Plan (the "Option Plan") to purchase the Company's common stock ("Stock"), all or portions of which remain outstanding as of the date of this Agreement (the "Options"): (i) grant number 1048 on September 21, 1993 for 3,500 shares ("First Option"), (ii) grant number 1049 on September 21, 1993 for 125,000 shares ("Second Option"), and (iii) grant number 1050 on September 21, 1993 for 600 shares ("Third Option"). Tomasetti and the Company agree that, as of June 30, 1996, the number of "Vested Shares" (as defined in the agreements evidencing the Options) under the First Option is 2,406, the number of Vested Shares under the Second Option is 85,937, and the number of Vested Shares under the Third Option is 412. Tomasetti and the Company further agree that the agreements evidencing the Options are hereby amended to provide that, notwithstanding Tomasetti's continued employment during the period provided by this Agreement, no additional shares of Stock shall become Vested Shares under the Options after June 30, 1996. Except as provided herein, all other terms and conditions of the Options shall remain in full force and effect.

     (d) Subject to approval by the stockholders of the Company at the Company's 1997 Annual Meeting of the Stockholders of a sufficient increase in the number of shares of Stock available for the grant of options under the Option Plan, and upon approval by the Compensation Committee of the Board of Directors as soon as practicable thereafter, you will be granted a nonqualified stock option pursuant to the Option Plan to purchase 15,000 shares of Stock at an exercise price per share equal to the fair market value of a share of Stock determined on the date of grant in accordance with the Option Plan.
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     (e)  the Company will continue to provide Tomasetti with his current voicemail box, his existing e-mail account and reimbursement for expenses incurred by Tomasetti for activities requested by the Company in accordance with Company policy.

     (f) Tomasetti is also to be granted for the period June 30, 1996 to June 30, 1997:

             1.  Secretarial support, as reasonably determined by Consilium.

             2.  Counseling expense reimbursements up to $10,000.

             3.  Title/business cards to be agreed upon mutually.

             4.  Service award gift reimbursed up to $1,000.

             5.  Tomasetti's current Personal Computer and Palm Top.

6. Tomasetti and his successors and assigns release and absolutely discharge the Company and its shareholders, directors, employees, agents, attorneys, legal successors and assigns of and from any and all claims, actions and causes of action, whether now known or unknown, which Tomasetti now has, or at any other time had, or shall or may have against the Company based upon or arising out of his employment with the Company or the termination of his employment with the Company, any matter, cause, fact, thing, act or omission whatsoever occurring or existing at anytime to and including the date hereof, including any claims for breach of contract, wrongful discharge, age or other discrimination under the Civil Rights Act of 1964, The Americans with Disabilities Act, the Age Discrimination In Employment Act of 1967, the Fair Employment and Housing Act or any other applicable law. This release of claims shall not impair Tomasetti's right to be indemnified by the Company to the fullest extent allowed by law or the Company's by-laws for any claims against Tomasetti arising out of any acts or omissions, or alleged acts or omissions, by Tomasetti for acts within the course and scope of his employment with the Company.

7. Tomasetti acknowledges that he has read section 1542 of the Civil Code of the State of California which states:

        A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Tomasetti hereby waives any right or benefit which he has or may have under section 1542 of the Civil Code of the State of California to the full extent that he may lawfully waive such rights and benefits pertaining to the subject matter of this general release of claims.

8. The Company hereby releases Tomasetti from any claims which it has or may have against Tomasetti to the same extent that Tomasetti has released the Company in paragraphs 6 and 7 above with the exception of any claims relating to the violation of the proprietary rights agreement referenced in paragraph 9 below.

9. Tomasetti acknowledges and agrees that he shall continue to be bound by and comply with the terms of any proprietary rights or confidentiality agreements between the Company and Tomasetti.

10. Tomasetti agrees that for the one year period following the Termination Date, he shall not, either directly or indirectly, solicit the services, or attempt to solicit the services, of any employee of the Company to any other person or entity.

11. Tomasetti agrees that he shall not directly or indirectly disclose any of the terms of this Agreement to anyone other than his immediate family or counsel, except as such disclosure may be required for accounting or tax reporting purposes or as otherwise may be required by law.
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12.  The prevailing party shall be entitled to recover from the losing party its attorney's fees and costs incurred in any lawsuit or other action brought to enforce any right arising out of this Agreement.

13. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

14. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and super-sedes all prior negotiations and agreements, whether written or oral, with the exception of any agreements described in paragraph 8. This Agreement may not be altered or amended except by a written document signed by the Company and Tomasetti.

TOMASETTI UNDERSTANDS THAT HE SHOULD CONSULT WITH AN ATTORNEY PRIOR TO SIGNING
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THIS AGREEMENT AND THAT HE IS GIVING UP ANY LEGAL CLAIMS HE HAS AGAINST THE
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COMPANY BY SIGNING THIS AGREEMENT.  TOMASETTI FURTHER UNDERSTANDS THAT HE MAY
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HAVE 21 DAYS TO CONSIDER THIS AGREEMENT, THAT HE MAY REVOKE IT AT ANY TIME
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DURING THE 7 DAYS AFTER HE SIGNS IT, AND THAT IT SHALL NOT BECOME EFFECTIVE
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UNTIL THAT 7-DAY PERIOD HAS PASSED.  TOMASETTI ACKNOWLEDGES THAT HE DOES SO
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KNOWINGLY, WILLINGLY AND VOLUNTARILY IN EXCHANGE FOR THE BENEFITS DESCRIBED
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ABOVE.
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Dated:  July 12, 1996                  ____________________________
                                       TOM TOMASETTI


Dated:  July  12, 1996                 CONSILIUM, INC.

                                       By:_________________________

                                       Its:________________________